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ASSIGNMENT AGREEMENT

THIS ASSIGNMENT AGREEMENT ("Agreement") is entered into as of the 15th day of September, 2006 by and among NBC-NPN Holding, Inc. ("NBC"), a corporation organized and existing under the laws of the State of Delaware, NON Asset Acquisitions, Inc., ("AS"), a corporation organized and existing under the laws of the State of Florida, and NewsProNet Interactive, LLC ("NPN"), a limited liability company organized and existing under the laws of the State of Delaware.

WHEREAS, NBC loaned NPN the aggregate principal sum of approximately $2.365 million, ("NBC Debt") which debt is evidenced by the agreements listed on Schedule A attached hereto and which debt is secured by a first-priority security interest against the assets of NPN as set forth in that certain Security Agreement by and between NBC and NPN dated on or about September 15, 2000 ("NBC Security"); and

WHEREAS, NBC desires to sell, transfer and assign to AS, and AS desires to acquire from NBC, all of the NBC Debt and the NBC Security on the terms set forth below;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which each party hereby acknowledges, the parties hereby agree as follows:

1. SALE, ASSIGNMENT AND TRANSFER OF RIGHTS

1.1           Assignment. Subject to the terms hereof, NBC hereby sells, transfers, and assigns all of its right, title and interest in and to the NBC Debt and the NBC Security (collectively, the "Secured Debt") to AS. NBC shall reasonably cooperate with AS in the execution and delivery of any other necessary documentation reasonably requested to evidence the sale, transfer, and assignment noted above, including the delivery and endorsement of the original promissory notes and security agreement to AS.

1.2           Consideration. In consideration for the assignment of the Secured Debt, AS agrees to execute and deliver the Content License Agreement by and between AS and NBC and the Securities Purchase Agreement, by and between Connected Media Technologies, Inc. and NBC, in the same or substantially the same form as attached hereto as Exhibit A and Exhibit B, respectively.

2. WARRANTIES

2.1           NBC Organization and Authorization. Seller NBC represents and warrants to AS that: (a) it is duly organized, validly existing and in good standing under the laws of Delaware; and (b) it has all requisite power and authority to enter into this Agreement and each of the related ancillary agreements to which it is a party and to consummate the transactions contemplated hereby and thereby.

2.2           Validity and Enforceability. The Secured Debt is valid, binding and fully enforceable in accordance with its terms.

2.3           No Contravention. To the best of its knowledge, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and

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thereby will not violate any agreement, contract, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Secured Debt.

2.4           Title; Absence of Litigation or Liens. There is no action, suit or proceeding of any nature pending, or to NBC's knowledge threatened, by or against NBC with respect to or involving the Secured Debt. NBC owns the Secured Debt free and clear of any liens, claims, or encumbrances whatsoever, and knows of no basis for the assertion of any liens, claims, or encumbrances against the Secured Debt. The Secured Debt is fully transferable by NBC without restriction and without payment of any kind to any third party. The Secured Debt is not subject to any proceeding or outstanding decree, order, judgment, agreement or stipulation that may affect its validity or enforceability.

2.5           Complete Copies of Materials. If it has not done so on the date of this Agreement, NBC will deliver true and complete copies of each existing document that has been requested by AS or its counsel in connection with this Agreement or the transactions contemplated hereby.

2.6           Representations Complete. To the knowledge of NBC, none of the representations or warranties made by NBC contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which made, not misleading.

2.7           AS Organization and Authorization. AS represents and warrants to NBC that: (a) it is duly organized, validly existing and in good standing under the laws of Florida; and (b) it has all requisite power and authority to enter into this Agreement and each of the related ancillary agreements to which it is a party and to consummate the transactions contemplated hereby and thereby.

3. GENERAL

3.1           Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the assignment of the Secured Debt and to the extent that this agreement is inconsistent with any prior agreement(s) between the parties, the terms of this agreement are to control.

3.2           Amendment. This Agreement shall not be amended or otherwise modified except by a written agreement dated subsequent to the date of this Agreement and signed by both NBC and AS.

3.3           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

3.4           No Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

3.5           Savings Clause. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

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3.6           Further Assurances. Each party agrees to take such further action and execute, deliver and/or file such documents or instruments as are necessary to carry out the terms and purposes of this Agreement.

                3.7           Section Headings. The section headings used in this Agreement are intended for convenience only and shall not be deemed to supersede or modify any provisions.

 3.8          Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

NBC-NPN HOLDING INC.                                                               NPN ASSET ACQUISITIONS, INC.

By:  /s/  Bruce Campbell                                                                    By:  /s/  Michael R.Moore

Name:  Bruce Campbell                                                                       Name:  Michael R. Moore

Title:  President

NEWSPRONET INTERACTIVE, INC. HEREBY CONSENTS TO THE ASSIGNMENT OF THE SECURED DEBT TO AS AS SET FORTH ABOVE.

NEWSPRONET INTERACTIVE, LLC.

By:  /s/ Kent J. Krizik

Name:  Kent J. Krizik

Title:       VP and GM

Date:

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SCHEDULE A

List of NBC Debt Agreements with NPN
Secured Convertible Promissory Note, dated October 18, 2001
Secured Convertible Promissory Note, dated April 25, 2001
Secured Convertible Promissory Note, dated November 15, 2000
Security Agreement, dated September 18, 2000
Amendment No. 1 to Security Agreement, dated November 15, 2000
Guaranty, dated November 15, 2000
Affidavit and Indemnity Concerning Lost Secured Convertible Promissory Note, dated September 18, 2000

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EXHIBIT A

Copy of NBC Content License with AS

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EXHIBIT B

Securities PurchaseAgreement